Investment in Equity Security	6 Months Ended
Sep. 30, 2025
Investment in Equity Security [Abstract]
INVESTMENT IN EQUITY SECURITY

NOTE 4 — INVESTMENT IN EQUITY SECURITY

During August 2025, the Company entered into an external investment arrangement through which it obtained beneficial ownership of 66,667 shares of ALT5 Sigma Corporation, a company listed on the NASDAQ Stock Market. The Company invested through an external investment arrangement that provides the Company with beneficial ownership of equity interests in a publicly traded company. Accordingly, the investment is accounted for as an equity security in accordance with ASC 321 and is measured at fair value based on the quoted market price of the underlying shares as of the reporting date, consistent with the fair value measurement framework under ASC 820.

As ALT5 Sigma Corporation’s shares are actively traded in an open market, the investment is classified within Level 1 of the fair value hierarchy.

As of September 30, 2025, the investment had a fair value of $179,334, compared to its original cost of $550,000. The Company recognized an unrealized loss of approximately $370,666 during the period, reflecting the change in the quoted market price of ALT5 Sigma Corporation’s shares. Such unrealized fair value changes are presented within “Unrealized loss on equity security” in the unaudited interim condensed consolidated statements of operations.

Subsequent to September 30, 2025 and up to the issuance date of these unaudited interim condensed consolidated financial statements on December 12, 2025, the fair value of the Company’s investment in ALT5 Sigma Corporation further decreased to approximately $1.52 per share, based on the closing price on December 11, 2025, the latest available trading date prior to issuance. As this decline in value relates to conditions that arose after the reporting date, no adjustment has been made to the unaudited interim condensed consolidated financial statements.